                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                 -----------


                                 FORM 8-K/A



                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        September 13, 1996
                                                 -------------------------------

                               Host Funding, Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Maryland                    1-14280                    52-1907962
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION)       (COMMISSION)                (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


1025 Prospect Street, Suite 350, La Jolla, California                 92037
--------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



Registrant's telephone number, including area code:          619-456-6070
                                                      --------------------------


--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1. Change in Control of Registrant

                 Not applicable

Item 2. Acquisition or Disposition of Assets

        On September 30, 1996, the Registrant filed a Report on Form 8-K relating to (i) the acquisition by CrossHost, Inc., a wholly-owned subsidiary of the Registrant ("CrossHost"), of three Sleep Inn Hotels located in the State of Florida and one Sleep Inn Hotel located in the State of Mississippi (collectively, the "Acquired Properties") and (ii) the transfer of five Super 8 hotel properties owned by the Registrant to CrossHost. The five hotels represented all of the hotel properties owned by the Registrant and are located in Somerset, Kentucky; Rock Falls, Illinois; San Diego, California; Miner, Missouri; and Poplar Bluff, Missouri (collectively, the "Transferred Properties"). The effective closing dates of the Acquired Properties located in Florida and Mississippi were September 13, 1996 and September 19, 1996, respectively. The Transferred Properties were conveyed to CrossHost in a tax free exchange effective September 13, 1996.

        Effective as of the closing of the respective Acquired Properties, CrossHost (i) leased each of the Acquired Properties by separate lease agreements (collectively, the "Acquired Property Leases") to Crossroads Hospitality Tenant Company, L.L.C. ("Crossroads") and (ii) entered into a Master Agreement with Crossroads and Crossroads Hospitality Company, L.L.C. ("Crossroads Hospitality"). The Registrant also assigned to CrossHost the lease agreements pertaining to each of the Transferred Properties (collectively, the "Transferred Property Leases") and the related Master Agreement.

        Reference is made to the Form 8-K filed by the Registrant on September 30, 1996 which includes a more detailed description of the transactions described above. The financial statements of the Acquired Properties and the pro forma financial information of the Registrant which were not available on the date of filing of the Form 8-K are attached to this Report. The information set forth below supplements the attached financial statements and the information previously provided in the Form 8-K and should be read in accordance therewith.

        The term of each of the Acquired Property Leases is for a period of fifteen (15) years from the date of acquisition of each property (the "Commencement Date"). The Acquired Property Leases have combined total annual base rentals of $1,417,500, plus percentage rentals ranging from 30% to 35% of year to date revenues less varying break-even thresholds adjusted annually by defined percentages for each hotel. Rentals due CrossHost from Crossroads from the Commencement Date of the Acquired Property Leases until December 31, 1996 require only defined base rents. During the first four years after the Commencement Date, Crossroads will be entitled to accumulate a credit of 50% of base rent paid in excess of hotel cash flow, if any, as defined in the Acquired Property Leases, for each of the Acquired Properties, which may be applied towards future percentage rentals that may be due (the "Negative Base Rent"). Should no future percentage rental be due under the Acquired Property Leases during the lease terms, the Negative Base Rent will expire. No Negative Base Rent credit was outstanding as of September 30, 1996. The Acquired Property Leases generally require Crossroads to pay all operating expenses of the properties, including maintenance and insurance, while Crossroads is responsible for property taxes. In addition, CrossHost is required to set aside in a replacement reserve an amount equal to 4% of gross room revenue during years one to four and 6% of gross room revenue during years five and thereafter, to be used for capital expenditures which generally must be jointly approved by CrossHost and Crossroads. Further, should CrossHost decide to sell any of the properties leased to Crossroads under the Acquired Property Leases, Crossroads will be provided a thirty day right of first refusal to purchase such property at the price offered CrossHost by the third party. If Crossroads elects not to exercise its right of first refusal to acquire the properties and should CrossHost elect to terminate the lease, upon the consent of CrossHost, Crossroads, and the buyer, Crossroads may be entitled to some portion of the sale proceeds based on a formula as provided in the applicable Acquired Property Lease. In addition, CrossHost is required to provide a long-term advance of $30,000 per Acquired Property to Crossroads, subject to proration adjustments, to be used for working capital purposes which is due back to CrossHost at the end of the term of each Acquired Property Lease. As of September 30, 1996, CrossHost had not funded the long-term advances required under the Acquired Property Leases.

        The Transferred Property Leases were amended on October 1, 1996 (the "Amended Transferred Property Leases"). As a result of such amendments, the annual base rentals, effective after December 31, 1996, were increased $183,700 to $1,213,800. The annual base rentals are subject to possible additional increases annually beginning in calendar year 1998 and thereafter throughout the term of the Amended Transferred Property Leases based upon increase in average room rates, as defined in the Amended Transferred Property Leases, while percentage rentals due remain unchanged. Concurrent with the change in base rent due for each Transferred Property Lease, the requirement for Crossroads to set aside in a replacement reserve $125 per room, per quarter, increased annually by inflation factors, was terminated. CrossHost is now required, under the Amended Transferred Property Leases effective October 1, 1996, to fund into a replacement reserve an amount equal to six percent of gross room revenue for the preceding month, which amount may be expended for capital expenditures upon the joint approval of CrossHost and Crossroads. All remaining significant terms of the Transferred Property Leases are unchanged, except as described above.

Item 3. Bankruptcy or Receivership

                 Not applicable

Item 4. Changes in Registrant's Certifying Accountant

                 Not applicable

Item 5. Other Events

                 Not applicable

Item 6. Resignations of Registrant's Directors

                 Not applicable

Item 7. Financial Statements and Exhibits

                 (a) Financial Statements of Acquired Properties

        Attached to this report are the Financial Statements of the Acquired Properties required by Rule 3-14 of Regulation S-X.

                 (b) Pro Forma Financial Information

        Attached to this Report are the pro forma condensed financial statements of the Registrant prepared in accordance with Article 11 of Regulation S-X.

                 (c) Exhibits

                 10.1 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc.
                         and Crossroads Hospitality Tenant Company, L.L.C.
                         (Poplar Bluff, Missouri).

                 10.2 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc.
                         and Crossroads Hospitality Tenant Company, L.L.C.
                         (Rock Falls, Illinois).

                 10.3 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc.
                         and Crossroads Hospitality Tenant Company, L.L.C.
                         (Somerset, Kentucky).

                 10.4 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc.
                         and Crossroads Hospitality Tenant Company, L.L.C.
                         (Miner, Missouri).

                 10.5 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc.
                         and Crossroads Hospitality Tenant Company, L.L.C.
                         (San Diego, California).

Item 8. Change in Fiscal Year

                 Not applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Host Funding, Inc.

                              /s/ MICHAEL S. McNULTY
                              --------------------------------------------------
                              By: Michael S. McNulty, President, Chief Executive
                                     Officer, and Chief Financial and Accounting
                                     Officer

                              Date  November 8, 1996
                                   ---------------------------------------------

                              FINANCIAL STATEMENTS

                                       TO

                                   FORM 8-K/A

                               HOST FUNDING, INC.

                        INDEX TO FINANCIAL STATEMENTS


I.       HOST FUNDING, INC. FINANCIAL STATEMENTS

         A.      Host Funding, Inc.'s Pro Forma Financial Statements

                 Introduction to Estimated Pro Forma Financial Statements . . . . . . . . . . . . . . . . . .  F-3
                 Unaudited Estimated Pro Forma Balance Sheet as of June 30, 1996  . . . . . . . . . . . . . .  F-4
                 Unaudited Estimated Pro Forma Statement of Income for the year ended
                     December 31, 1995, the twelve months ended June 30, 1996 and the
                     six months ended June 30, 1996 and June 30, 1995   . . . . . . . . . . . . . . . .  F-5 - F-8
                 Notes to Unaudited Estimated Pro Forma Financial Statements  . . . . . . . . . . . . .  F-9 - F-11

         B.      Host Funding, Inc.'s Financial Statements for the year ended December 31, 1995
                 (included in Host Funding, Inc.'s previously filed Form 10-K for the year ended
                 December 31, 1995, incorporated by reference)

                 Independent Auditor's Report
                 Balance Sheet as of April 1, 1995 and December 31, 1995
                 Statement of Loss for the nine months ended December 31, 1995
                 Statement of Shareholder's Deficit for the nine months ended December 31, 1995
                 Statement of Cash Flows for the nine months ended December 31, 1995
                 Notes to Financial Statements
                 Independent Auditor's Report
                 Schedule III - Real Estate and Accumulated Depreciation

         C.      Host Funding, Inc.'s Financial Statements for the six months ended June 30, 1996 and 1995 (unaudited) (included in Host Funding, Inc.'s previously filed Form 10-Q for the quarter ended June 30, 1996, incorporated by reference)

                 Balance Sheets as of June 30, 1996 and December 31, 1996 (unaudited)
                 Statement of Operations for the six months ended June 30, 1996 and 1995 (unaudited)
                 Statement of Shareholders' Equity (Deficit) for the six months ended June 30, 1996
                     (unaudited)
                 Statement of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited)

II.      CAPITAL CIRCLE HOTEL COMPANY AND AFFILIATES, OCEAN SPRINGS HOTEL COMPANY

         A.      Financial Statements for the six months ended June 30, 1996 (unaudited)

                 Independent Auditor's Compilation Report . . . . . . . . . . . . . . . . . . . . . . . . . . F-12
                 Combined Balance Sheet as of June 30, 1996 (unaudited) . . . . . . . . . . . . . . . . . . . F-13
                 Combined Statement of Earnings for the six months ended June 30, 1996 (unaudited)  . . . . . F-14
                 Combined Statement of Retained Earnings for the six months ended June 30, 1996
                     (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-15
                 Combined Statement of Cash Flows for the six months ended June 30, 1996
                     (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-16
                 Notes to Combined Financial Statements for the six months ended June 30, 1996
                     (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-17 - F-21

         B.      Financial Statements for the six months ended June 30, 1995 (unaudited)

                 Independent Auditor's Compilation Report . . . . . . . . . . . . . . . . . . . . . . . . . . F-22
                 Combined Balance Sheet as of June 30, 1995 (unaudited) . . . . . . . . . . . . . . .  F-23 - F-24
                 Combined Statement of Earnings for the six months ended June 30, 1995 (unaudited)  . . . . . F-25
                 Combined Statement of Retained Earnings for the six months ended June 30, 1995
                     (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-26
                 Combined Statement of Cash Flows for the six months ended June 30, 1995
                     (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-27
                 Notes to Combined Financial Statements for the six months ended June 30, 1995
                     (unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-28 - F-32

         C.      Financial Statements for the year ended December 31, 1995

                 Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-33
                 Combined Balance Sheet as of December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . F-34
                 Combined Statement of Earnings for the year ended December 31, 1995  . . . . . . . . . . . . F-35
                 Combined Statement of Retained Earnings for the year ended December 31, 1995 . . . . . . . . F-36
                 Combined Statement of Cash Flows for the year ended December 31, 1995  . . . . . . . . . . . F-37
                 Notes to Combined Financial Statements for the year ended December 31, 1995  . . . .  F-38 - F-42

         D.      Financial Statements for the year ended December 31, 1994

                 Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-43
                 Combined Balance Sheet as of December 31, 1994 . . . . . . . . . . . . . . . . . . . . . . . F-44
                 Combined Statement of Operations for the year ended December 31, 1994  . . . . . . . . . . . F-45
                 Combined Statement of Accumulated Deficit for the year ended December 31, 1994 . . . . . . . F-46
                 Combined Statement of Cash Flows for the year ended December 31, 1994  . . . . . . . . . . . F-47
                 Notes to Combined Financial Statements for the year ended December 31, 1994  . . . .  F-48 - F-52

         E.      Financial Statements for the year ended December 31, 1993

                 Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-53
                 Combined Balance Sheet as of December 31, 1993 . . . . . . . . . . . . . . . . . . . . . . . F-54
                 Combined Statement of Operations for the year ended December 31, 1993  . . . . . . . . . . . F-55
                 Combined Statement of Accumulated Deficit for the year ended December 31, 1993 . . . . . . . F-56
                 Combined Statement of Cash Flows for the year ended December 31, 1993  . . . . . . . . . . . F-57
                 Notes to Combined Financial Statements for the year ended December 31, 1993  . . . .  F-58 - F-61

                              HOST FUNDING, INC.

       UNAUDITED ESTIMATED PRO FORMA BALANCE SHEET AS OF JUNE 30, 1996
            AND UNAUDITED ESTIMATED PRO FORMA STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                    THE TWELVE MONTHS ENDED JUNE 30, 1996
               AND THE SIX MONTHS ENDED JUNE 30, 1996 AND 1995



   The following unaudited estimated pro forma balance sheet gives effect to:
(i) the acquisition of the four Acquired Properties; (ii) the commencement of the Acquired Properties Leases; and (iii) certain other transactions described in the notes hereto as through such transactions occurred on June 30, 1996.

   The following unaudited estimated pro forma statements of income give effect to: (i) the acquisition of Mission Bay; (ii) the acquisition of the four Acquired Properties; (iii) the commencement of the Transfer Leases with Crossroads; (iv) the commencement of the Acquired Properties Leases with Crossroads; and (v) certain other transactions described in the notes hereto as though such transactions occurred on January 1, 1995.

   The estimated pro forma information is based in part upon the historical statements of income or operations and historical balance sheet of the Company, the Initial Hotels, Mission Bay and the Acquired Properties. Such information should be read in conjunction with all of the financial statements and notes thereto included in this Form 8-K. In the opinion of management, all adjustments necessary to reflect the effects of the transactions discussed above have been reflected in the estimated pro forma data.

   The following unaudited estimated pro forma data is not necessarily indicative of what the actual financial position or results of operations for the Company would have been as of the date or for the period indicated, or does it purport to represent the financial position or results of operations for the Company for future periods.

                              HOST FUNDING, INC.
                      ESTIMATED PRO FORMA BALANCE SHEET
                                 (Unaudited)


                                                                   As of June 30, 1996
                                                     ----------------------------------------------------
                                                                         Pro Forma
                                                     Historical (A)     Adjustments         Pro Forma
                                                     ---------- ---     ------------        ---------
               ASSETS

Land, property and equipment, net                    $  5,365,310       $  13,853,042 (B)   $  19,218,352

Rent receivable - Crossroads                              136,673                                 136,673

Due from related parties                                   34,256                                  34,256

Long-term advances to Crossroads                          150,000             120,000 (C)         270,000

Other assets                                               31,314             753,165 (D)         784,479

Restricted cash                                          -                    160,722 (E)         160,722

Cash                                                      470,181             (27,401)(F)         442,780
                                                     ------------                           -------------
   Total                                             $  6,187,734                           $  21,047,262
                                                     ============                           =============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Long-term debt                                       $    996,160       $    (979,097)(G)   $      17,063

Note payable                                             -                 15,500,000 (H)      15,500,000

Accounts payable and accrued expenses                      71,641                                  71,641

Accounts payable - stock issuance cos                      17,478                                  17,478

   Total liabilities                                    1,085,279                              15,606,182
                                                     ------------                           -------------
Shareholders' Equity
   Class A Common Stock, $.01 par value;
      authorized 50,000,000 shares; issued
      and outstanding 1,234,049 share                      11,920                 420 (I)          12,340
   Class B Common Stock, $.01 par value;
      authorized 4,000,000 shares; issued
      and outstanding 140,000 shares.                       1,400                                   1,400
   Class C Common Stock, $.01 par value;
      authorized 1,000,000 shares; issued
      and outstanding 140,000 shares.                       1,400                                   1,400
   Additional paid in capital                           7,160,811             338,205 (J)       7,499,016
   Retained earnings                                       22,391                                  22,391
   Less:  Related party note receivab                  (1,805,675)                             (1,805,675)
   Less:  Unearned directors' compens                    (289,792)                               (289,792)
      Total shareholders' equity                        5,102,455                               5,441,080

      Total                                          $  6,187,734                           $  21,047,262
                                                     ============                           =============


             See notes to estimated pro forma financial statements.
                                      F-4

                               HOST FUNDING, INC.
                    ESTIMATED PRO FORMA STATEMENT OF INCOME
                                  (Unaudited)


                                                                            Twelve Months Ended
                                                                             December 31, 1995
                                                        --------------------------------------------------------------
                                                                                   Pro Forma
                                                          Historical              Adjustments            Pro Forma
Revenues:
   Lease revenue                                        $     806,670          $     2,195,341  (K)     $   3,002,011
   Interest income - related parties                          135,673                  102,008  (K)           237,681
   FF&E reserve income - related parties                                                     0  (L)
                                                        -------------          ---------------          -------------

      Total revenues                                          942,343                2,297,349              3,239,692
                                                        -------------          ---------------          -------------

Expenses:
   Interest                                                   322,461                1,048,167  (M)         1,370,628
   Property taxes                                                -                     230,000  (N)           230,000
   Depreciation and amortization                              111,099                  589,891  (O)           700,990
   Advisory fees - related parties                               -                      30,000  (P)            30,000
   Administrative expenses - related par                      540,000                 (540,000) (Q)              -
   Administrative expenses - other                               -                     175,000  (R)           175,000
   Amortization of unearned directors' compensation              -                      54,000  (S)            54,000
   Provision for income taxes                                  (3,000)                   3,000  (T)              -
                                                        -------------          ---------------          -------------

      Total expenses                                          970,560                1,590,058              2,560,618
                                                        -------------          ---------------          -------------

Estimated net income                                    $     (28,217)         $       707,291          $     679,074
                                                        =============          ===============          =============


Estimated net income per share                                                                          $        0.45
                                                                                                        =============

Estimated weighted average shares outstanding                                                               1,514,049
                                                                                                        =============


            See notes to estimated pro forma financial statements.
                                      F-5

                               HOST FUNDING, INC.
                    ESTIMATED PRO FORMA STATEMENT OF INCOME
                                  (Unaudited)


                                                                               Twelve Months Ended
                                                                                   June 30, 1996
                                                            ------------------------------------------------------------
                                                                                        Pro Forma
                                                              Historical               Adjustments           Pro Forma
                                                            --------------        ---------------------    -------------
Revenues:
   Lease revenue                                            $   1,004,260         $   2,106,584  (K)        $  3,110,844
   Interest income - related parties                              186,680                51,001  (K)             237,681
   FF&E reserve income - related parties                           77,941               (77,941) (L)                   0
                                                            -------------         -------------             ------------
      Total revenues                                            1,268,881             2,079,644                3,348,525
                                                            -------------         -------------             ------------

Expenses:
   Interest                                                       379,139               991,489  (M)           1,370,628
   Property taxes                                                  40,016               189,984  (N)             230,000
   Depreciation and amortization                                  171,272               529,718  (O)             700,990
   Advisory fees - related parties                                  6,083                23,917  (P)              30,000
   Administrative expenses - related par                          584,000              (584,000) (Q)            -
   Administrative expenses - other                                 73,155               101,845  (R)             175,000
   Amortization of unearned directors' compensation                10,208                43,792  (S)              54,000
   Provision for income taxes                                      (7,345)                7,345  (T)            -
                                                            -------------         -------------             ------------

      Total expenses                                            1,256,528             1,304,090                2,560,618
                                                            -------------         -------------             ------------

Estimated net income                                        $      12,353         $     775,554             $    787,907
                                                            =============         =============             ============


Estimated net income per share                                                                              $       0.52
                                                                                                            ============

Estimated weighted average shares outstanding                                                                  1,514,049
                                                                                                            ============





            See notes to estimated pro forma financial statements.
                                      F-6

                              HOST FUNDING, INC.
                   ESTIMATED PRO FORMA STATEMENT OF INCOME
                                 (Unaudited)


                                                                                   Six Months Ended
                                                                                    June 30, 1996
                                                              -------------------------------------------------------------
                                                                                       Pro Forma
                                                                Historical            Adjustments             Pro Forma
Revenues:
   Lease revenue                                              $     481,984          $   1,116,522  (K)     $   1,598,506
   Interest income - related parties                                105,177                 13,664  (K)           118,841
   FF&E reserve income - related parties                             77,941                (77,941) (L)              -
                                                              -------------          -------------          -------------
      Total revenues                                                665,102              1,052,245              1,717,347
                                                              -------------          -------------          -------------

Expenses:
   Interest                                                         160,826                524,489  (M)           685,315
   Property taxes                                                    40,016                 74,984  (N)           115,000
   Depreciation and amortization                                     97,206                253,289  (O)           350,495
   Advisory fees - related parties                                    6,083                  8,917  (P)            15,000
   Administrative expenses - related parties                        224,000               (224,000) (Q)              -
   Administrative expenses - other                                   73,155                 14,345  (R)            87,500
   Amortization of unearned directors' compensation                  10,208                 16,792  (S)            27,000
   Provision for income taxes                                          -                         0  (T)              -

      Total expenses                                                611,494                668,816              1,280,310
                                                              -------------          -------------          -------------

Estimated net income                                          $      53,608          $     383,429          $     437,037
                                                              =============          =============          =============


Estimated net income per share                                                                              $        0.29
                                                                                                            =============

Estimated weighted average shares outstanding                                                                   1,514,049
                                                                                                            =============




            See notes to estimated pro forma financial statements.
                                      F-7

                               HOST FUNDING, INC.
                    ESTIMATED PRO FORMA STATEMENT OF INCOME
                                  (Unaudited)


                                                                                   Six Months Ended
                                                                                    June 30, 1995
                                                              ---------------------------------------------------------------
                                                                                      Pro Forma
                                                              Historical             Adjustments              Pro Forma
Revenues:
   Lease revenue                                              $   284,394            $  1,234,847  (K)        $  1,519,241
   Interest income - related parties                               54,170                  64,671  (K)             118,841
   FF&E reserve income - related parties                                                        0  (L)
                                                              -----------            ------------             ------------
      Total revenues                                              338,564               1,299,518                1,638,082
                                                              -----------            ------------             ------------

Expenses:
   Interest                                                       104,148                 581,167  (M)             685,315
   Property taxes                                                    -                    115,000  (N)             115,000
   Depreciation and amortization                                   37,033                 313,462  (O)             350,495
   Advisory fees - related parties                                   -                     15,000  (P)              15,000
   Administrative expenses - related parties                      180,000                (180,000) (Q)                -
   Administrative expenses - other                                   -                     87,500  (R)              87,500
   Amortization of unearned directors' compensation                  -                     27,000  (S)              27,000
   Provision for income taxes                                       4,345                  (4,345) (T)                -
                                                              -----------            ------------             ------------

      Total expenses                                              325,526                 954,784                1,280,310
                                                              -----------            ------------             ------------

Estimated net income                                               13,038            $    344,734             $    357,772
                                                              ===========            ============             ============


Estimated net income per share                                                                                $       0.24
                                                                                                              ============

Estimated weighted average shares outstanding                                                                    1,514,049
                                                                                                              ============





             See notes to estimated pro forma financial statements.
                                      F-8

                              HOST FUNDING, INC.
              NOTES TO ESTIMATED PRO FORMA FINANCIAL STATEMENTS
                                 (Unaudited)

   (A) Represents the historical balance sheet of the Company as of June 30, 1996.

   (B) Represents the acquisition of the four Acquired Properties on a pro forma basis as of June 30, 1996.

   (C) Represents the long-term advances to Crossroads required under the new Acquired Property Leases.

   (D) Represents the loan commitment fees totaling $693,165, and the franchise fees totaling $60,000 incurred as a result of the Acquired Properties acquisition on a pro forma basis as of June 30, 1996

   (E) Represents the restricted cash escrow deposit required for property taxes and capital expenditures as a result of the execution of the Loan Facility.

   (F) Net change in cash represents the following transactions on a pro forma basis as of June 30, 1996:

            Proceeds from note payable incurred to finance the acquisition of Sleep Inns   $   15,500,000
            Land, property and equipment costs of the Sleep Inns                              (13,514,417)
            Long-term advances to Crossroads                                                     (120,000)
            Restricted cash                                                                      (160,722)
            Other assets                                                                         (753,165)
            Long-term debt paid off                                                              (979,097)
                                                                                            -------------
                                                                                            $     (27,401)
                                                                                            =============

   (G) Represents the payoff of the Rock Falls long-term debt upon the acquisition of the new loan facility.

   (H) Represents the acquisition of the new Loan Facility used to acquire the four Acquired Properties and to pay off the Rock Falls long-term debt.

   (I) Represents the Class A Common Stock par value $0.01 issued to HMR Capital, LLC, the related party acquisition company, for the Acquired Properties Acquisition Fee on the Acquired Properties transaction.

   (J) Represents the additional paid in capital issued to HMR Capital, LLC, the parent of the related party acquisition company, for the Acquired Properties Acquisition Fee on the Acquired Properties transaction.

   (K) Represents the effect of the Transferred Leases and Acquired Properties Leases with Crossroads, Unsecured Directors' Compensation Notes and Related Party Note Receivable on revenues. Rent is derived from annual base rent and percentage rent calculated based upon various revenue and percentage levels for individual leases on individual hotels as follows:

                                              Twelve                               Six              Six
                                            Mo. Ended         Year Ended        Mo. Ended         Mo. Ended
                                             June 30,        December 31,        June 30,         June 30,
                                               1996              1995              1996             1995
                                          -------------     --------------    -------------    -------------
   Base and Percentage Rent               $  3,110,844      $  3,002,011      $  1,598,506     $  1,519,241
   Less:  Amounts included in historical
         operating results                  (1,004,260)         (806,670)         (481,984)        (284,394)
                                          ------------      ------------      ------------     ------------
                                          $  2,106,584      $  2,195,341      $  1,116,522     $  1,234,847
                                          ============      ============      ============     ============

Interest Income - related parties is as follows:
   Related party note receivable $             237,681      $    237,681      $    118,841     $    118,841
   Less:  Amounts included in historical
         operating results                    (186,680)         (135,673)         (105,177)         (54,170)
                                          ------------      ------------      ------------     ------------
                                          $     51,001      $    102,008      $     13,664     $     64,671
                                          ============      ============      ============     ============

In addition, the Company is responsible for replacement reserve expenditures under the Transferred and Acquired Properties Leases with Crossroads, which amounts are equal to 6% of Transferred Property gross revenues and 4% of Acquired Properties gross revenues.

   (L) Represents the reversal of the FF&E reserve income - related parties which was a one-time occurrence upon the completion of the Stock Offering.

   (M) Represents the effects of payments due and amortization of loan fees for the loan Facility after the Acquired Properties acquisition as follows:

                                              Twelve                               Six             Six
                                            Mo. Ended         Year Ended        Mo. Ended       Mo. Ended
                                             June 30,        December 31,        June 30,       June 30,
                                               1996              1995              1996           1995
                                          ------------      ------------      ------------     ------------
   Interest Expense                       $  1,370,628      $  1,370,628      $    685,315     $    685,315
   Less:  Amounts included in historical
         operating results                    (379,139)         (322,461)         (160,826)        (104,148)
                                          ------------      ------------      ------------     ------------
                                          $    991,489      $  1,048,167      $    524,489     $    581,167
                                          ============      ============      ============     ============

   (N) Represents the estimated property taxes due after execution of the Transfer Leases and the Acquired Properties Leases.

   (O) Represents the effect of the acquisition of the Initial Hotels, Mission Bay and the Acquired Properties on depreciation and amortization expense. Depreciation expense is calculated on a straight line basis over the estimated lives of buildings, improvements and equipment of up to 35 years. Franchise fee amortization is calculated on a straight-line basis over the life of the franchise agreement.

                                              Twelve                               Six             Six
                                            Mo. Ended         Year Ended        Mo. Ended       Mo. Ended
                                             June 30,        December 31,        June 30,       June 30,
                                               1996              1995              1996           1995
                                          ------------      ------------      ------------     ------------
   Depreciation and amortization          $    700,990      $    700,990      $    350,495     $    350,495
   Less:  Amounts included in historical
         operating results                    (171,272)         (111,099)          (97,206)         (37,033)
                                          ------------      ------------      ------------     ------------
                                          $    529,718      $    589,891      $    253,289     $    313,462
                                          ============      ============      ============     ============

   (P) Under the terms of the Advisory Agreement, Advisors is paid its fee for providing investment, management and administrative services to Host Funding. The advisory fee is currently fixed at $30,000 annually.

                                              Twelve                               Six             Six
                                            Mo. Ended         Year Ended        Mo. Ended       Mo. Ended
                                             June 30,        December 31,        June 30,       June 30,
                                               1996              1995              1996           1995
                                          ------------      ------------      ------------     ------------
   Advisory fee                           $     30,000      $     30,000     $      15,000    $     15,000
   Less:  Amounts included in historical
         operating results                      (6,083)                0            (6,083)              0
                                          ------------      ------------      ------------     ------------
                                          $     23,917      $     30,000      $      8,917     $    15,000
                                          ============      ============      ============     ============

   (Q) Represents the reversal of the administrative expenses - related parties, which agreement was canceled upon completion of the Stock Offering.

   (R) Represents estimated general and administrative expenses of Host Funding related to independent trustee fees, legal, accounting and other administrative expenses as detailed below.

                                              Twelve                               Six             Six
                                            Mo. Ended         Year Ended        Mo. Ended       Mo. Ended
                                             June 30,        December 31,        June 30,       June 30,
                                               1996              1995              1996           1995
                                          ------------      ------------      ------------     ------------
   Independent trustee fees               $     20,000      $     20,000      $     10,000     $     10,000
   Legal fees                                   20,000            20,000            10,000           10,000
   Accounting fees                              30,000            30,000            15,000           15,000
   Other administrative expense                105,000           105,000            52,500           52,500
   Less:  Amounts included in historical
         operating results                     (73,155)                0           (73,155)               0
                                          ------------       -----------       -----------      -----------
                                          $    101,845      $    175,000      $     14,345     $     87,500
                                          ============       ===========      ============     ============

These amounts have been estimated by Host Funding based on management's experience and/or discussions with service providers.

   (S) Represents amortization of unearned director's compensation for independent directors pursuant to vesting provisions in the share purchase plan agreements and the assumption the directors will become fully vested.

   (T) Represents reversal of federal tax provision due to election of Host Funding to be taxed as a REIT under the Code.

Board of Directors
Capital Circle Hotel Company and
Ocean Springs Hotel Company
Somerville, Tennessee


We have compiled the accompanying combined balance sheet of Capital Circle Hotel Company's Tallahassee, Destin and Sarasota, Florida, hotels and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of June 30, 1996, and the related combined statements of earnings, retained earnings, and cash flows for the six months then ended, in accordance with STATEMENTS ON STANDARDS FOR ACCOUNTING AND REVIEW SERVICES issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying combined financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


Columbus, Mississippi
September 9, 1996

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                             COMBINED BALANCE SHEET

                                 JUNE 30, 1996

                      SEE ACCOUNTANTS' COMPILATION REPORT

          ASSETS
          ------
CURRENT ASSETS
   Cash and cash equivalents                                $      150,346
   Accounts receivable (Note A-3)                                  128,990
   Prepaid expenses                                                 98,680
                                                            --------------

   Total current assets                                            378,016


PROPERTY AND EQUIPMENT (Notes A-4 and C)
   Land                                                          1,297,038
   Buildings                                                     7,568,692
   Signs                                                            65,220
   Hotel furniture and fixtures                                  1,063,998
   Office equipment                                                 69,223
   Automobiles                                                      33,765
                                                            --------------
Total                                                           10,097,936
   Accumulated depreciation                                      1,336,354
                                                            --------------
                                                                 8,761,582


INTERCOMPANY ACCOUNTS                                              246,196


OTHER ASSETS (Notes A-5 and B)                                     329,535
                                                            --------------

Total Assets                                                $    9,715,329
                                                            ==============

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------

CURRENT LIABILITIES
   Current maturities of long-term debt (Note C)            $    4,594,867

   Accounts payable and accrued expenses                           233,449
                                                            --------------

   Total current liabilities                                     4,828,316


LONG-TERM DEBT, less current maturities (Note C)                 4,259,030


STOCKHOLDERS' EQUITY
   Retained earnings                                               627,983
                                                            --------------

Total Liabilities and Stockholders' Equity                  $    9,715,329
                                                            ==============

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                         COMBINED STATEMENT OF EARNINGS

                         SIX MONTHS ENDED JUNE 30, 1996

                      SEE ACCOUNTANTS' COMPILATION REPORT

REVENUE
   Rooms                                                                                        $  2,115,516
   Telephone                                                                                          55,908
   Other                                                                                              11,951
                                                                                                ------------

   Total revenue                                                                                   2,183,375


COST OF SALES
   Rooms Department                                                              $   443,043
   Telephone Department                                                               37,567         480,610
                                                                                 -----------    ------------

Gross operating income                                                                             1,702,765


GENERAL AND UNAPPLIED EXPENSES
   Administrative and general                                                        100,107
   Sales, marketing and finance                                                      149,764
   Utilities                                                                          86,134
   Maintenance                                                                        58,231         394,236
                                                                                 -----------

CAPITAL EXPENSES
   Property insurance                                                                 35,052
   Real estate taxes                                                                  51,159          86,211
                                                                                 -----------    ------------

Income before other expenses                                                                       1,222,318


OTHER EXPENSES
   Amortization                                                                       49,967
   Interest expense                                                                  390,260
   Depreciation expense                                                              215,538         655,765
                                                                                 -----------    ------------

Loss before income taxes                                                                             566,553

Income taxes (Note A-6):
   Assumed payable                                                                                   188,832
   Benefits arising from special tax election by shareholders                                       (188,832)
                                                                                                ------------

Net Earnings                                                                                    $    566,553
                                                                                                ============

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                    COMBINED STATEMENT OF RETAINED EARNINGS

                         SIX MONTHS ENDED JUNE 30, 1996

                      SEE ACCOUNTANTS' COMPILATION REPORT


Balance at beginning of period                      $        61,430


Net earnings for the period                                 566,553
                                                    ---------------


Balance at end of period                            $       627,983
                                                    ===============





         The accompanying notes are an integral part of this statement.

                         CAPITAL CIRCLE HOTEL COMPANY
                                AND AFFILIATE,
                         OCEAN SPRINGS HOTEL COMPANY

                       COMBINED STATEMENT OF CASH FLOWS

                        SIX MONTHS ENDED JUNE 30, 1996

                     SEE ACCOUNTANTS' COMPILATION REPORT


CASH FLOWS FROM OPERATING ACTIVITIES
   Net earnings                                                                     $    566,553
   Adjustments to reconcile net earnings to net cash and cash equivalents:
      Depreciation                                                                       215,538
      Amortization                                                                        49,967
      Increase in receivables                                                             (9,301)
      Increase in prepaid expenses                                                       (78,516)
      Decrease in accounts payable and accrued expenses                                 (131,023)
                                                                                    ------------

   Net cash provided by operations                                                       613,218

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                    (53,582)
   Change in intercompany accounts                                                      (407,336)
                                                                                    ------------

   Net cash used in investing activities                                                (460,918)


CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments on long-term debt                                                  (78,587)
                                                                                    ------------

   Net cash used in financing activities                                                 (78,587)
                                                                                    ------------

Net increase in cash and cash equivalents                                                 73,713

Cash and cash equivalents at beginning of period                                          76,633
                                                                                    ------------

Cash and cash equivalents at end of period                                          $    150,346
                                                                                    ============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the period for interest                                         $    390,260




         The accompanying notes are an integral part of this statement.

                         CAPITAL CIRCLE HOTEL COMPANY
                                AND AFFILIATE,
                         OCEAN SPRINGS HOTEL COMPANY

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                                JUNE 30, 1996

BUSINESS

   Capital Circle Hotel Company was organized on August 9, 1990, in the State of Florida for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until January 31, 1992, with hotel operations beginning on February 1, 1992. The Company currently operates Sleep Inn Hotels in Tallahassee, Destin and Sarasota, Florida, with construction in progress on a Sleep Inn at Orange Beach, Alabama.

   Ocean Springs Hotel Company was organized on December 28, 1993, in the State of Mississippi for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until February 28, 1995, with the hotel operations beginning on March 1, 1995.


COMBINED FINANCIAL STATEMENTS

   The Companies are under common management and control. The president and sole stockholder of Capital Circle Hotel Company is also the president of Ocean Springs Hotel Company.


NOTE A - SUMMARY OF ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.    FINANCIAL STATEMENTS

   The accompanying financial statements only include the accounts of the Companies' Sleep Inn Hotels located at Tallahassee, Destin and Sarasota, Florida, and Ocean Springs, Mississippi. The statement of operations includes six months for the hotels located at Tallahassee, Destin, and Sarasota, and for the hotel located at Ocean Springs. All intercompany transactions have been eliminated.

    2.    CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


                                 ( Continued )

                         CAPITAL CIRCLE HOTEL COMPANY
                                AND AFFILIATE,
                         OCEAN SPRINGS HOTEL COMPANY

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                                JUNE 30, 1996


NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    3.    ACCOUNTS RECEIVABLE

   The Companies consider the accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    4.    PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are stated at cost, including capitalized interest and other costs incurred during the period of construction. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis for financial and tax purposes. The estimated lives used are:

          Buildings and improvements                           35 years

          Machinery and equipment                          5 - 15 years

          Office furniture and equipment                    5 - 7 years

    5.    AMORTIZATION OF OTHER ASSETS

   Hotel franchise - Franchise costs are capitalized in the year the franchise is acquired. Franchises acquired after August 10, 1993, are amortized straight-line over fifteen years beginning with date acquired.

   Costs incurred to obtain long-term financing are deferred and amortized over the terms of the related financing on a straight-line basis.

   Preopening costs and expense are capitalized as incurred and amortized straight-line over five years beginning with the month of hotel occupancy.

    6.    INCOME TAXES

   The income taxes on the net earnings for the year are payable personally by the stockholders pursuant to an election as an S Corporation under the Internal Revenue Code not to have the Company taxed as a corporation.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1996


NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    7.    CONCENTRATION OF CREDIT RISK - CASH

   The Companies maintain their cash balances primarily in two financial institutions which, at times, may exceed federally insured limits. The Companies have not experienced any losses in such accounts and believe they are not exposed to any significant credit risk on cash and cash equivalents.

    8.    CONCENTRATION OF CREDIT RISK - CREDIT RECEIVABLES

   Credit receivables have concentration of credit risks in the hotel sector. The Companies rent rooms on a daily basis to individuals and to companies. Historically, the Companies have not experienced significant losses related to receivables from individual customers or groups of customers.

    9.    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those amounts.


NOTE B - OTHER ASSETS

   Other assets consist of:

      Sleep Inn franchises                                                       $    140,000
          Less amortization of franchise acquired after August 10,
             1993, over fifteen years beginning with date acquired                      3,112
                                                                                 ------------
                                                                                      136,888

      Fees of obtaining financing                                                      36,279
          Less amortization over the term of the related financing
             beginning February, 1993                                                  13,882
                                                                                 ------------
                                                                                       22,397

      Preopening costs and expense                                                    464,509
          Less amortization over five years beginning with the month
             of occupancy                                                             294,259
                                                                                 ------------
                                                                                      170,250
                                                                                 ------------

                                                                                 $    329,535
                                                                                 ============

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1996


NOTE C - LONG-TERM DEBT
   Details of long-term debt at June 30, 1996, were as follows:


      Note payable to a mortgage company, due in monthly installments of
      $20,951, including interest with final installment of $2,158,574 due
      February, 1997.  Collateralized by Hotel property.                             $   2,148,038


      Note payable to a mortgage company, due in monthly installments of
      $22,618, including interest with final installment of $2,330,278 due
      June, 1997.  Collateralized by Hotel property.                                     2,326,828


      Note payable to a mortgage company.  Due in monthly installments of
      $24,284, including interest with final installment of $2,501,982 due
      March, 1998.  Collateralized by Hotel property.                                    2,507,667


      Note payable to a mortgage company, due in monthly installments of
      $18,468, including interest with final installment of $944,631 due
      July, 2000.  Collateralized by Hotel property.                                     1,352,723


      Note payable to the Small Business Administration, due in monthly installments of $4,353, including interest with final installment due
      June, 2020.  Collateralized by Hotel property.                                       518,641
                                                                                     -------------
                                                                                         8,853,897
      Less current maturities                                                            4,594,867
                                                                                     -------------
                                                                                     $   4,259,030
                                                                                     =============

  Aggregate maturities of long-term debt for the next five years are as follows:
                        1997                             $    4,594,867
                        1998                                  2,596,404
                        1999                                    116,790
                        2000                                    128,969
                        2001                                    952,237
                     Thereafter                                 464,630


                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1996


NOTE D - FINANCIAL INSTRUMENTS

   The financial statements include various estimated fair value information as of June 30, 1996, as required by FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT 107. Such information, which pertains to the Companies' financial instruments, is based on the requirements set forth in that Statement and does not purport to represent the aggregate fair value of the Companies.

   The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

   Cash:  The carrying amount approximates fair value.

   Long-term debt: Rates currently available for debt with similar issues and remaining maturities are used to estimate the fair value of the Companies' long-term debt.

   The estimated fair values of the Companies' financial instruments are as follows:

      All of the Companies' financial instruments are held for purposes other than trading. The carrying amounts in the table below are the amounts at which the financial instruments are reported in the financial statements.

                                           Carrying           Estimated
                                            Amount           Fair Value
                                           Of Assets          Of Assets
                                         (Liabilities)      (Liabilities)
                                       ---------------    ---------------
          Cash                         $      150,346     $       150,346

          Long-term debt                   (8,853,897)         (9,001,438)


Board of Directors
Capital Circle Hotel Company and
Ocean Springs Hotel Company
Somerville, Tennessee


We have compiled the accompanying combined balance sheet of Capital Circle Hotel Company's Tallahassee, Destin and Sarasota, Florida, hotels and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of June 30, 1995, and the related combined statements of earnings, retained earnings, and cash flows for the six months then ended, in accordance with STATEMENTS ON STANDARDS FOR ACCOUNTING AND REVIEW SERVICES issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying combined financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


Columbus, Mississippi
September 9, 1996

                          CAPITAL CIRCLE HOTEL COMPANY
                                        AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                             COMBINED BALANCE SHEET

                                 JUNE 30, 1995

                      SEE ACCOUNTANTS' COMPILATION REPORT


          ASSETS
          ------
CURRENT ASSETS
   Cash and cash equivalents                             $         86,112
   Accounts receivable (Note A-3)                                  97,109
   Prepaid expenses                                                63,541
                                                         ----------------

   Total current assets                                           246,762


PROPERTY AND EQUIPMENT (Notes A-4 and C)
   Land                                                         1,297,038
   Buildings                                                    7,181,950
   Signs                                                           63,418
   Hotel furniture and fixtures                                   978,998
   Office equipment                                                55,197
   Automobiles                                                     33,765
                                                         ----------------
Total                                                           9,610,366
   Accumulated depreciation                                       899,838
                                                         ----------------
                                                                8,710,528


OTHER ASSETS (Notes A-5 and B)                                    428,027
                                                         ----------------


Total Assets                                             $      9,385,317
                                                         ================

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------
CURRENT LIABILITIES
   Current maturities of long-term debt (Note C)         $        141,968
   Accounts payable and accrued expenses                          200,344
                                                         ----------------


   Total current liabilities                                      342,312


OTHER LIABILITIES
   Accounts payable - construction costs                           33,500


LONG-TERM DEBT, less current maturities (Note C)                8,764,536



INTERCOMPANY ACCOUNT                                              123,238


STOCKHOLDERS' EQUITY
   Retained earnings                                              121,731
                                                         ----------------

Total Liabilities and Stockholders' Equity               $      9,385,317
                                                         ================

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                         COMBINED STATEMENT OF EARNINGS

                         SIX MONTHS ENDED JUNE 30, 1995

                      SEE ACCOUNTANTS' COMPILATION REPORT

REVENUE
   Rooms                                                                                           $  1,907,798
   Telephone                                                                                             44,383
   Other                                                                                                 11,090
                                                                                                    -----------

   Total revenue                                                                                      1,963,271


COST OF SALES
   Rooms Department                                                           $    371,395
   Telephone Department                                                             33,960              405,355
                                                                              ------------          -----------

Gross operating income                                                                                1,557,916


GENERAL AND UNAPPLIED EXPENSES
   Administrative and general                                                       98,080
   Sales, marketing and finance                                                    122,430
   Utilities                                                                        84,274
   Maintenance                                                                      50,303              355,087
                                                                              ------------

CAPITAL EXPENSES
   Property insurance                                                               49,132
   Real estate taxes                                                                87,999              137,131
                                                                              ------------          -----------

Earnings before other expenses                                                                        1,065,698


OTHER EXPENSES
   Amortization                                                                     44,093
   Interest expense                                                                422,772
   Depreciation expense                                                            170,109              636,974
                                                                              ------------          -----------

Earnings before income taxes                                                                            428,724

Income taxes (Note A-6):
   Assumed payable                                                                                      145,168
   Benefits arising from special tax election by shareholders                                          (145,168)
                                                                                                    -----------
Net Earnings                                                                                        $   428,724
                                                                                                    ===========

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                    COMBINED STATEMENT OF RETAINED EARNINGS

                         SIX MONTHS ENDED JUNE 30, 1995

                      SEE ACCOUNTANTS' COMPILATION REPORT



Balance at beginning of period (deficit)              $      (306,993)



Net earnings for the period                                   428,724
                                                      ---------------


Balance at end of period                              $       121,731
                                                      ===============





         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                        COMBINED STATEMENT OF CASH FLOWS

                         SIX MONTHS ENDED JUNE 30, 1995

                      SEE ACCOUNTANTS' COMPILATION REPORT



CASH FLOWS FROM OPERATING ACTIVITIES
   Net earnings                                                                                         $       428,724
   Adjustments to reconcile net earnings to net cash and cash equivalents:
      Depreciation                                                                                              170,109
      Amortization                                                                                               44,093
      Increase in receivables                                                                                   (24,320)
      Increase in prepaid expenses                                                                              (34,238)
      Decrease in accounts payable and accrued expenses                                                         (68,966)
      Decrease in accounts payable - construction costs                                                        (230,991)
                                                                                                        ---------------

   Net cash provided by operations                                                                              284,411

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                                          (290,323)
   Increase in other assets                                                                                    (155,824)
   Decrease in intercompany account                                                                            (154,622)
                                                                                                        ---------------

   Net cash used in investing activities                                                                       (600,769)


CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from long-term debt                                                                                 533,000
   Principal payments on long-term debt                                                                        (199,736)
                                                                                                        ---------------

   Net cash provided by financing activities                                                                    333,264
                                                                                                        ---------------

Net increase in cash and cash equivalents                                                                        16,906

Cash and cash equivalents at beginning of period                                                                 69,206
                                                                                                        ---------------

Cash and cash equivalents at end of period                                                              $        86,112
                                                                                                        ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the period for interest                                                             $       422,772


         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1995



BUSINESS

   Capital Circle Hotel Company was organized on August 9, 1990, in the State of Florida for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until January 31, 1992, with hotel operations beginning on February 1, 1992. The Company currently operates Sleep Inn Hotels in Tallahassee, Destin and Sarasota, Florida, with construction in progress on a Sleep Inn at Orange Beach, Alabama.

   Ocean Springs Hotel Company was organized on December 28, 1993, in the State of Mississippi for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until February 28, 1995, with the hotel operations beginning on March 1, 1995.


COMBINED FINANCIAL STATEMENTS

   The Companies are under common management and control. The president and sole stockholder of Capital Circle Hotel Company is also the president of Ocean Springs Hotel Company.


NOTE A - SUMMARY OF ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

   1.    FINANCIAL STATEMENTS

   The accompanying financial statements only include the accounts of the Companies' Sleep Inn Hotels located at Tallahassee, Destin and Sarasota, Florida, and Ocean Springs, Mississippi. The statement of operations includes six months for the hotels located at Tallahassee, Destin, and Sarasota, and four months for the hotel located at Ocean Springs. All intercompany transactions have been eliminated.

   2.    CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1995



NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

   3.    ACCOUNTS RECEIVABLE

   The Companies consider the accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

   4.    PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are stated at cost, including capitalized interest and other costs incurred during the period of construction. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis for financial and tax purposes. The estimated lives used are:

          Buildings and improvements                                35 years


          Machinery and equipment                                5 -15 years


          Office furniture and equipment                         5 - 7 years


   5.    AMORTIZATION OF OTHER ASSETS

   Hotel franchise - Franchise costs are capitalized in the year the franchise is acquired. Franchises acquired after August 10, 1993, are amortized straight-line over fifteen years beginning with date acquired.

   Costs incurred to obtain long-term financing are deferred and amortized over the terms of the related financing on a straight-line basis.

   Preopening costs and expense are capitalized as incurred and amortized straight-line over five years beginning with the month of hotel occupancy.

   6.    INCOME TAXES

   The income taxes on the net earnings for the year are payable personally by the stockholders pursuant to an election as an S Corporation under the Internal Revenue Code not to have the Company taxed as a corporation.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1995



NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

   7.    CONCENTRATION OF CREDIT RISK - CASH

   The Companies maintain their cash balances primarily in two financial institutions which, at times, may exceed federally insured limits. The Companies have not experienced any losses in such accounts and believe they are not exposed to any significant credit risk on cash and cash equivalents.

   8.    CONCENTRATION OF CREDIT RISK - CREDIT RECEIVABLES

   Credit receivables have concentration of credit risks in the hotel sector. The Companies rent rooms on a daily basis to individuals and to companies. Historically, the Companies have not experienced significant losses related to receivables from individual customers or groups of customers.

   9.    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those amounts.


NOTE B - OTHER ASSETS

   Other assets consist of:
      Sleep Inn franchises                                                                              $       140,000
          Less amortization of franchise acquired after August 10, 1993,
             over fifteen years beginning with date acquired                                                        778
                                                                                                        ---------------
                                                                                                                139,222

      Deferred financing costs and fees of obtaining financing                                                   36,279
          Less amortization over the term of the related financing beginning
             February, 1993                                                                                       7,465
                                                                                                        ---------------
                                                                                                                 28,814

      Preopening costs and expense                                                                              464,509
          Less amortization over five years beginning with the month of
            occupancy                                                                                           204,518
                                                                                                        ---------------
                                                                                                                259,991
                                                                                                        ---------------
                                                                                                        $       428,027
                                                                                                        ===============

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1995



NOTE C - LONG-TERM DEBT

   Details of long-term debt at June 30, 1995, were as follows:


      Note payable to a mortgage company, due in monthly installments of
      $20,951, including interest with final installment of $2,158,574 due
      February, 1997.  Collateralized by Hotel property.                                $     2,162,303


      Note payable to a mortgage company, due in monthly installments of
      $22,618, including interest with final installment of $2,330,278 due
      June, 1997.  Collateralized by Hotel property.                                          2,343,718


      Note payable to a mortgage company.  Due in monthly installments of
      $24,284, including interest with final installment of $2,501,982 due
      March, 1998.  Collateralized by Hotel property.                                         2,429,858


      Note payable to a mortgage company, due in monthly installments of
      $18,468, including interest with final installment of $944,631 due
      July, 2000.  Collateralized by Hotel property.                                          1,437,625


      Note payable to the Small Business Administration, due in monthly installments of $4,353, including interest with final installment due
      June, 2020.  Collateralized by Hotel property.                                            533,000
                                                                                        ---------------
                                                                                              8,906,504

      Less current maturities                                                                   141,968
                                                                                        ---------------

                                                                                        $     8,764,536
                                                                                        ===============



   Aggregate maturities of long-term debt for the next five years are as follows:
                                         1996                          $      141,966

                                         1997                               4,595,952

                                         1998                               2,503,910

                                         1999                                 116,790

                                         2000                                 129,737

                                      Thereafter                            1,418,147


                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JUNE 30, 1995



NOTE D - RELATED PARTY TRANSACTIONS

   The Company president and sole stockholder of Capital Circle Hotel Company and minority stockholder of Ocean Springs Hotel Company is also an officer of a company that has hotel construction contracts with the Company. The following is a summary of transactions with the affiliates in 1995.

      Purchases and construction services                  $  2,177,862


NOTE E - FINANCIAL INSTRUMENTS

   The financial statements include various estimated fair value information as of June 30, 1995, as required by FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT 107. Such information, which pertains to the Companies' financial instruments, is based on the requirements set forth in that Statement and does not purport to represent the aggregate fair value of the Companies.

   The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

   Cash:  The carrying amount approximates fair value.

   Long-term debt: Rates currently available for debt with similar issues and remaining maturities are used to estimate the fair value of the Companies' long-term debt.

   The estimated fair values of the Companies' financial instruments are as follows:

      All of the Companies' financial instruments are held for purposes other than trading. The carrying amounts in the table below are the amounts at which the financial instruments are reported in the financial statements.

                                                Carrying           Estimated
                                                 Amount           Fair Value
                                                Of Assets         Of Assets
                                              (Liabilities)     (Liabilities)
                                            ---------------    ---------------
          Cash                              $       86,112     $        86,112
          Long-term debt                        (8,906,504)         (9,055,355)


                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
Capital Circle Hotel Company and
Ocean Springs Hotel Company
Somerville, Tennessee


We have audited the accompanying combined balance sheet of Capital Circle Hotel Company's Tallahassee, Destin and Sarasota, Florida, hotels, and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of December 31, 1995, and the related combined statements of operations, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Circle Hotel Company's Tallahassee, Destin, and Sarasota, Florida, hotels, and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



Columbus, Mississippi
March 29, 1996

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                             COMBINED BALANCE SHEET

                               DECEMBER 31, 1995


          ASSETS
          ------

CURRENT ASSETS
   Cash and cash equivalents                                                                            $        76,633
   Accounts receivable (Note A-3)                                                                               119,689
   Prepaid expenses                                                                                              20,164
                                                                                                        ---------------

   Total current assets                                                                                         216,486


PROPERTY AND EQUIPMENT (Notes A-4 and C)
   Land                                                                                                       1,297,038
   Buildings                                                                                                  7,554,669
   Signs                                                                                                         65,221
   Hotel furniture and fixtures                                                                               1,024,437

   Office equipment                                                                                              69,224
   Automobiles                                                                                                   33,765
                                                                                                        ---------------
Total                                                                                                        10,044,354
   Accumulated depreciation                                                                                   1,120,816
                                                                                                        ---------------
                                                                                                              8,923,538


OTHER ASSETS (Notes A-5 and B)                                                                                  379,502
                                                                                                        ---------------


Total Assets                                                                                            $     9,519,526
                                                                                                        ===============

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------

CURRENT LIABILITIES
   Current maturities of long-term debt (Note C)                                                        $       148,751
   Accounts payable                                                                                             139,846
   Accrued expenses                                                                                             224,626
                                                                                                        ---------------

   Total current liabilities                                                                                    513,223


LONG-TERM DEBT, less current maturities (Note C)                                                              8,783,733



INTERCOMPANY ACCOUNTS                                                                                           161,140
                                                                                                        ---------------

   Total liabilities                                                                                          9,458,096



STOCKHOLDERS' EQUITY
   Retained earnings                                                                                             61,430
                                                                                                        ---------------



Total Liabilities and Stockholders' Equity                                                              $     9,519,526
                                                                                                        ===============





         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                         COMBINED STATEMENT OF EARNINGS

                          YEAR ENDED DECEMBER 31, 1995



REVENUE
   Rooms                                                                                                $     3,677,319
   Telephone                                                                                                     84,350
   Other                                                                                                         41,436
                                                                                                        ---------------

   Total revenue                                                                                              3,803,105


COST OF SALES
   Rooms Department                                                                  $      821,792
   Telephone Department                                                                      86,359             908,151
                                                                                     --------------     ---------------

Gross operating income                                                                                        2,894,954


GENERAL AND UNAPPLIED EXPENSES
   Administrative and general                                                               245,442
   Sales, marketing and finance                                                             309,053
   Utilities                                                                                215,412
   Maintenance                                                                              152,359             922,266
                                                                                     --------------

CAPITAL EXPENSES
   Property insurance                                                                       100,784
   Real estate taxes                                                                        108,187             208,971
                                                                                     --------------     ---------------

Income before other expenses                                                                                  1,763,717


OTHER EXPENSES
   Amortization                                                                              89,994
   Interest expense                                                                         914,213
   Depreciation expense                                                                     391,087           1,395,294
                                                                                     --------------     ---------------

Earnings before income taxes                                                                                    368,423

Income taxes (Note A-6):
   Assumed payable                                                                                              114,211
   Benefits arising from special tax election by shareholders                                                  (114,211)
                                                                                                        ----------------

Net Earnings                                                                                            $       368,423
                                                                                                        ===============

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                    COMBINED STATEMENT OF RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1995



Balance at beginning of year (deficit)                                                                  $      (306,993)



Net earnings for the year                                                                                       368,423
                                                                                                        ---------------


Balance at end of year                                                                                  $        61,430
                                                                                                        ===============





         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                        COMBINED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1995



CASH FLOWS FROM OPERATING ACTIVITIES
   Net earnings                                                                                         $       368,423
   Adjustments to reconcile net earnings to net cash and cash equivalents:
      Depreciation                                                                                              391,087
      Amortization                                                                                               89,994
      Increase in receivables                                                                                   (46,900)
      Decrease in prepaid expenses                                                                                9,139
      Increase in accounts payable and accrued expenses                                                          95,162
      Decrease in accounts payable - construction costs                                                        (264,491)
                                                                                                        ---------------

   Net cash provided by operations                                                                              642,414

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                                          (724,311)
   Increase in other assets                                                                                    (153,200)
                                                                                                        ---------------

   Net cash used in investing activities                                                                       (877,511)


CASH FLOWS FROM FINANCING ACTIVITIES
   Decrease in intercompany account                                                                            (116,720)
   Proceeds from long-term debt                                                                                 533,000
   Principal payments on long-term debt                                                                        (173,756)
                                                                                                        ---------------

   Net cash provided by financing activities                                                                    242,524
                                                                                                        ---------------

Net increase in cash and cash equivalents                                                                         7,427

Cash and cash equivalents at beginning of year                                                                   69,206
                                                                                                        ---------------

Cash and cash equivalents at end of year                                                                $        76,633
                                                                                                        ===============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the year for interest                                                               $       913,833



         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



BUSINESS

   Capital Circle Hotel Company was organized on August 9, 1990, in the State of Florida for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until January 31, 1992, with hotel operations beginning on February 1, 1992. The Company currently operates Sleep Inn Hotels in Tallahassee, Destin and Sarasota, Florida, with construction in progress on a Sleep Inn at Orange Beach, Alabama.

   Ocean Springs Hotel Company was organized on December 28, 1993, in the State of Mississippi for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until February 28, 1995, with the hotel operations beginning on March 1, 1995.


COMBINED FINANCIAL STATEMENTS

   The Companies are under common management and control. The president and sole stockholder of Capital Circle Hotel Company is also the president of Ocean Springs Hotel Company.


NOTE A - SUMMARY OF ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.    FINANCIAL STATEMENTS

   The accompanying financial statements only include the accounts of the Companies' Sleep Inn Hotels located at Tallahassee, Destin and Sarasota, Florida, and Ocean Springs, Mississippi. The statement of operations includes twelve months for the hotels located at Tallahassee, Destin, and Sarasota, and ten months for the hotel located at Ocean Springs. All intercompany transactions have been eliminated.

    2.    CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    3.    ACCOUNTS RECEIVABLE

   The Companies consider the accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    4.    PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are stated at cost, including capitalized interest and other costs incurred during the period of construction. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis for financial and tax purposes. The estimated lives used are:

          Buildings and improvements                          35 years

          Machinery and equipment                         5 - 15 years

          Office furniture and equipment                   5 - 7 years

    5.    AMORTIZATION OF OTHER ASSETS

   Hotel franchise - Franchise costs are capitalized in the year the franchise is acquired. Franchises acquired after August 10, 1993, are amortized straight-line over fifteen years beginning with date acquired.

   Costs incurred to obtain long-term financing are deferred and amortized over the terms of the related financing on a straight-line basis.

   Preopening costs and expense are capitalized as incurred and amortized straight-line over five years beginning with the month of hotel occupancy.

    6.    INCOME TAXES

   The income taxes on the net earnings for the year are payable personally by the stockholders pursuant to an election as an S Corporation under the Internal Revenue Code not to have the Company taxed as a corporation.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    7.    CONCENTRATION OF CREDIT RISK - CASH

   The Companies maintain their cash balances primarily in two financial institutions which, at times, may exceed federally insured limits. The Companies have not experienced any losses in such accounts and believe they are not exposed to any significant credit risk on cash and cash equivalents.

    8.    CONCENTRATION OF CREDIT RISK - CREDIT RECEIVABLES

   Credit receivables have concentration of credit risks in the hotel sector. The Companies rent rooms on a daily basis to individuals and to companies. Historically, the Companies have not experienced significant losses related to receivables from individual customers or groups of customers.

    9.    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those amounts.


NOTE B - OTHER ASSETS

   Other assets consist of:

      Sleep Inn franchises                                                                              $       140,000
          Less amortization of franchise acquired after August 10, 1993,
             over fifteen years beginning with date acquired                                                      1,945
                                                                                                        ---------------
                                                                                                                138,055

      Deferred financing costs and fees of obtaining financing                                                   36,279
          Less amortization over the term of the related financing beginning
             February, 1993                                                                                       9,585
                                                                                                        ---------------
                                                                                                                 26,694

      Preopening costs and expense                                                                              464,509
          Less amortization over five years beginning with the month of
            occupancy                                                                                           249,756
                                                                                                        ---------------
                                                                                                                214,753
                                                                                                        ---------------

                                                                                                        $       379,502
                                                                                                        ===============

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



NOTE C - LONG-TERM DEBT

   Details of long-term debt at December 31, 1995, were as follows:

      Note payable to a mortgage company, due in monthly installments of
      $20,951, including interest with final installment of $2,158,574 due
      February, 1997.  Collateralized by Hotel property.                                                $     2,155,366


      Note payable to a mortgage company, due in monthly installments of
      $22,618, including interest with final installment of $2,330,278 due
      June, 1997.  Collateralized by Hotel property.                                                          2,331,853


      Note payable to a mortgage company.  Due in monthly installments of
      $24,284, including interest with final installment of $2,501,982 due
      March, 1998.  Collateralized by Hotel property.                                                         2,515,146


      Note payable to a mortgage company, due in monthly installments of
      $18,468, including interest with final installment of $944,631 due
      July, 2000.  Collateralized by Hotel property.                                                          1,404,889


      Note payable to the Small Business Administration, due in monthly installments of $4,353, including interest with final installment due
      June, 2020.  Collateralized by Hotel property.                                                            525,230
                                                                                                        ---------------
                                                                                                              8,932,484

      Less current maturities                                                                                   148,751
                                                                                                        ---------------

                                                                                                        $     8,783,733
                                                                                                        ===============

   Aggregate maturities of long-term debt for the next five years are as follows:

                                         1996                                        $      148,751

                                         1997                                             4,574,435

                                         1998                                             2,593,472

                                         1999                                               122,727

                                         2000                                             1,017,004

                                      Thereafter                                            476,095


                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995


NOTE D - RELATED PARTY TRANSACTIONS

   The Company president and sole stockholder of Capital Circle Hotel Company and minority stockholder of Ocean Springs Hotel Company is also an officer of a company that has hotel construction contracts with the Company. The following is a summary of transactions with the affiliates in 1995.

      Purchases and construction services                     $    2,177,862


NOTE E - FINANCIAL INSTRUMENTS

   The financial statements include various estimated fair value information as of December 31, 1995, as required by Financial Accounting Standards Board Statement 107. Such information, which pertains to the Companies' financial instruments, is based on the requirements set forth in that Statement and does not purport to represent the aggregate fair value of the Companies.

   The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

   Cash:  The carrying amount approximates fair value.

   Long-term debt: Quoted market prices for the same or similar issues or the current rates offered to the Companies for debt of the same remaining maturities are used to estimate the fair value of the Companies' long-term debt.

   The estimated fair values of the Companies' financial instruments are as follows:

      All of the Companies' financial instruments are held for purposes other than trading. The carrying amounts in the table below are the amounts at which the financial instruments are reported in the financial statements.

                                                              Carrying           Estimated
                                                               Amount           Fair Value
                                                              Of Assets          Of Assets
                                                            (Liabilities)      (Liabilities)
                                                          ---------------    ---------------
          Cash                                            $       76,633     $        76,633
          Long-term debt                                      (8,932,484)         (9,081,335)


                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Capital Circle Hotel Company and
Ocean Springs Hotel Company
Somerville, Tennessee

We have audited the accompanying combined balance sheet of Capital Circle Hotel Company's Tallahassee, Destin and Sarasota, Florida, hotels, and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of December 31, 1994, and the related combined statements of operations, accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Circle Hotel Company's Tallahassee, Destin, and Sarasota, Florida, hotels, and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of December 31, 1994, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

Columbus, Mississippi
March 21, 1995

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                             COMBINED BALANCE SHEET

                               DECEMBER 31, 1994

          ASSETS
          ------

CURRENT ASSETS
   Cash and cash equivalents                                                                            $        69,206
   Accounts receivable (Note A-3)                                                                                72,789
   Prepaid expenses                                                                                              29,303
                                                                                                        ---------------

   Total current assets                                                                                         171,298

PROPERTY AND EQUIPMENT (Notes A-4 and C)
   Land                                                                                                       1,297,038
   Buildings                                                                                                  7,161,601
   Signs                                                                                                         51,534
   Hotel furniture and fixtures                                                                                 720,907
   Office equipment                                                                                              55,198
   Automobiles                                                                                                   33,765
                                                                                                        ---------------
Total                                                                                                         9,320,043
   Accumulated depreciation                                                                                     729,729
                                                                                                        ---------------
                                                                                                              8,590,314



OTHER ASSETS (Notes A-5 and B)                                                                                  316,296
                                                                                                        ---------------

Total Assets                                                                                            $     9,077,908
                                                                                                        ===============

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------

CURRENT LIABILITIES
   Current maturities of long-term debt (Note C)                                                        $        41,466
   Accounts payable                                                                                              93,023
   Accrued expenses                                                                                             176,287
                                                                                                        ---------------

   Total current liabilities                                                                                    310,776

OTHER LIABILITIES
   Accounts payable - construction costs (Note D)                                                               264,491

LONG-TERM DEBT, less current maturities (Note C)                                                              8,531,774


INTERCOMPANY ACCOUNTS                                                                                           277,860
                                                                                                        ---------------

   Total liabilities                                                                                          9,384,901


STOCKHOLDERS' EQUITY
   Retained earnings                                                                                           (306,993)
                                                                                                        ---------------

Total Liabilities and Stockholders' Equity                                                              $     9,077,908
                                                                                                        ===============

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                        COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994

REVENUE
   Rooms                                                                                                $     2,555,180
   Telephone                                                                                                     65,729
   Other                                                                                                         19,794
                                                                                                        ---------------

   Total revenue                                                                                              2,640,703


COST OF SALES
   Rooms Department                                                                  $      639,921
   Telephone Department                                                                      52,329             692,250
                                                                                     --------------     ---------------

   Gross operating income                                                                                     1,948,453


GENERAL AND UNAPPLIED EXPENSES
   Administrative and general                                                               204,765
   Sales, marketing and finance                                                             258,485
   Utilities                                                                                173,511
   Maintenance                                                                              124,492             761,253
                                                                                     --------------

CAPITAL EXPENSES
   Property insurance                                                                        38,738
   Real estate taxes                                                                         78,518             117,256
                                                                                     --------------     ---------------

Income before other expenses                                                                                  1,069,944


OTHER EXPENSES
   Amortization                                                                              66,204
   Interest expense                                                                         778,608
   Depreciation expense                                                                     310,426           1,155,238
                                                                                     --------------     ---------------

Net Loss                                                                                                $       (85,294)
                                                                                                        ===============

        The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                   COMBINED STATEMENT OF ACCUMULATED DEFICIT

                          YEAR ENDED DECEMBER 31, 1994

Balance at beginning of year                                                                            $      (221,699)


Net loss for the year                                                                                           (85,294)
                                                                                                        ---------------

Balance at end of year                                                                                  $      (306,993)
                                                                                                        ===============



         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                        COMBINED STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1994

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                                             $       (85,294)
   Adjustments to reconcile net loss to net cash and cash equivalents:
      Depreciation                                                                                              310,426
      Amortization                                                                                               66,204
      Increase in receivables                                                                                    (7,168)
      Increase in prepaid expenses                                                                               (9,265)
      Increase in accounts payable and accrued expenses                                                          83,443
      Increase in accounts payable - construction costs                                                         264,491
                                                                                                        ---------------

   Net cash provided by operations                                                                              622,837

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                                        (1,709,438)
   Increase in other assets                                                                                     (39,917)
                                                                                                        ---------------

   Net cash used in investing activities                                                                     (1,749,355)


CASH FLOWS FROM FINANCING ACTIVITIES
   Decrease in intercompany account                                                                             (60,188)
   Proceeds from long-term debt                                                                               1,529,410
   Payments to stockholder                                                                                     (268,002)
   Principal payments on long-term debt                                                                         (38,152)
                                                                                                        ---------------

   Net cash provided by financing activities                                                                  1,163,068
                                                                                                        ---------------

Net decrease in cash and cash equivalents                                                                        36,550

Cash and cash equivalents at beginning of year                                                                   32,656
                                                                                                        ---------------

Cash and cash equivalents at end of year                                                                $        69,206
                                                                                                        ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the year for interest                                                               $       778,267

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

BUSINESS

   Capital Circle Hotel Company was organized on August 9, 1990, in the State of Florida for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until January 31, 1992, with hotel operations beginning on February 1, 1992. The Company currently operates Sleep Inn Hotels in Tallahassee, Destin and Sarasota, Florida, with construction in progress on a Sleep Inn at Orange Beach, Alabama.

   Ocean Springs Hotel Company was organized on December 28, 1993, in the State of Mississippi for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until February 28, 1995, with the hotel operations beginning on March 1, 1995.

COMBINED FINANCIAL STATEMENTS

   The Companies are under common management and control. The president and sole stockholder of Capital Circle Hotel Company is also the president of Ocean Springs Hotel Company.

NOTE A - SUMMARY OF ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.    FINANCIAL STATEMENTS

   The accompanying financial statements only include the accounts of the Companies' Sleep Inn Hotels located at Tallahassee, Destin and Sarasota, Florida, and Ocean Springs, Mississippi. The statement of operations includes twelve months for the hotels located at Tallahassee, Destin and Sarasota, Florida. The hotel located at Ocean Springs was under construction at December 31, 1994. All intercompany transactions have been eliminated.

    2.    CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    3.    ACCOUNTS RECEIVABLE

   The Companies consider the accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    4.    PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are stated at cost, including capitalized interest and other costs incurred during the period of construction. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis for financial and tax purposes. The estimated lives used are:

          Buildings and improvements                          35 years

          Machinery and equipment                         5 - 15 years

          Office furniture and equipment                   5 - 7 years

    5.    AMORTIZATION OF OTHER ASSETS

   Hotel franchise - Franchise costs are capitalized in the year the franchise is acquired. Franchises acquired after August 10, 1993, are amortized straight-line over fifteen years beginning with date acquired.

   Costs incurred to obtain long-term financing are deferred and amortized over the terms of the related financing on a straight-line basis.

   Preopening costs and expense are capitalized as incurred and amortized straight-line over five years beginning with the month of hotel occupancy.

    6.    INCOME TAXES

   The income taxes on the net earnings for the year are payable personally by the stockholders pursuant to an election as an S Corporation under the Internal Revenue Code not to have the Company taxed as a corporation.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    7.    CONCENTRATION OF CREDIT RISK - CASH

   The Companies maintain their cash balances primarily in two financial institutions which, at times, may exceed federally insured limits. The Companies have not experienced any losses in such accounts and believe they are not exposed to any significant credit risk on cash and cash equivalents.

    8.    CONCENTRATION OF CREDIT RISK - CREDIT RECEIVABLES

   Credit receivables have concentration of credit risks in the hotel sector. The Companies rent rooms on a daily basis to individuals and to companies. Historically, the Companies have not experienced significant losses related to receivables from individual customers or groups of customers.

    9.    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those amounts.

NOTE B - OTHER ASSETS

   Other assets consist of:

      Sleep Inn franchises                                                                              $       140,000

      Deferred financing costs and fees of obtaining financing                                                   13,942
          Less amortization over the term of the related financing
             beginning February, 1993.                                                                            5,344
                                                                                                        ---------------
                                                                                                                  8,598

      Preopening costs and expense                                                                              331,022
          Less amortization over five years beginning with the
             month of occupancy                                                                                 163,324
                                                                                                        ---------------
                                                                                                                167,698
                                                                                                        ---------------

                                                                                                        $       316,296
                                                                                                        ===============

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994


NOTE C - LONG-TERM DEBT

   Details of long-term debt at December 31, 1994, were as follows:

      Note payable to a mortgage company, due in monthly installments of
      $20,951, including interest with final installment of $2,158,574 due
      February, 1997.  Collateralized by Hotel property.                                                $     2,168,870


      Note payable to a mortgage company, due in monthly installments of
      $22,618, including interest with final installment of $2,330,278 due
      June, 1997.  Collateralized by Hotel property.                                                          2,345,910


      Note payable to a mortgage company.  Due in monthly installments of
      $24,284, including interest with final installment of $2,501,982 due
      March, 1998.  Collateralized by Hotel property.                                                         2,529,050


      Note payable to a mortgage company, due in monthly installments of
      $18,468, including interest with final installment of $944,631 due
      July, 2000.                                                                                             1,529,410
                                                                                                        ---------------
                                                                                                              8,573,240

      Less current maturities                                                                                    41,466
                                                                                                        ---------------

                                                                                                        $     8,531,774
                                                                                                        ===============

   Aggregate maturities of long-term debt for the next five years are as follows:

               1995                                        $       41,466
               1996                                               140,806
               1997                                             4,565,301
               1998                                             2,583,691
               1999                                               112,253
            Thereafter                                          1,129,723


                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE D - ACCOUNTS PAYABLE CONSTRUCTION COSTS

   Accounts payable construction costs are paid from construction loan proceeds and will be subsequently financed with long-term permanent loans. The amounts payable are shown as noncurrent to reflect the subsequent long-term financing.

NOTE E - RELATED PARTY TRANSACTIONS

   The Company president and sole stockholder of Capital Circle Hotel Company and minority stockholder of Ocean Springs Hotel Company is also an officer of a company that has hotel construction contracts with the Company. The following is a summary of transactions with the affiliate.

      Purchases                                                $    1,715,636

      Accounts payable (included in accounts
          payable - construction costs)                               264,491


                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Capital Circle Hotel Company and
Ocean Springs Hotel Company
Somerville, Tennessee

We have audited the accompanying combined balance sheet of Capital Circle Hotel Company's Tallahassee, Destin and Sarasota, Florida, hotels, and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of December 31, 1993, and the related combined statements of operations, accumulated deficit and cash flows for the eleven months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Circle Hotel Company's Tallahassee, Destin, and Sarasota, Florida, hotels, and affiliate, Ocean Springs Hotel Company's Ocean Springs, Mississippi, hotel, as of December 31, 1993, and the results of their operations and their cash flows for the eleven months then ended in conformity with generally accepted accounting principles.

Columbus, Mississippi
March 3, 1994

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                             COMBINED BALANCE SHEET

                               DECEMBER 31, 1993

          ASSETS
          ------

CURRENT ASSETS
   Cash and cash equivalents                                                                            $        32,656
   Accounts receivable (Note A-3)                                                                                65,621
   Prepaid expenses                                                                                              20,038
                                                                                                        ---------------

   Total current assets                                                                                         118,315

PROPERTY AND EQUIPMENT (Notes A-4 and C)
   Land                                                                                                       1,097,038
   Buildings                                                                                                  5,687,939
   Signs                                                                                                         51,534
   Hotel furniture and fixtures                                                                                 718,896
   Office equipment                                                                                              55,198
                                                                                                        ---------------
                                                                                                              7,610,605
   Accumulated depreciation                                                                                     419,303
                                                                                                        ---------------
                                                                                                              7,191,302


OTHER ASSETS (Notes A-5 and B)                                                                                  342,583
                                                                                                        ---------------

Total Assets                                                                                            $     7,652,200
                                                                                                        ===============

          LIABILITIES AND STOCKHOLDERS' EQUITY
          ------------------------------------

CURRENT LIABILITIES
   Current maturities of long-term debt (Note C)                                                        $        38,152
   Accounts payable                                                                                              50,545
   Accrued expenses                                                                                             135,322
                                                                                                        ---------------

   Total current liabilities                                                                                    224,019

LONG-TERM DEBT, less current maturities (Note C)                                                              7,043,830


NOTES PAYABLE - STOCKHOLDERS                                                                                    268,002

INTERCOMPANY ACCOUNT                                                                                            338,048

STOCKHOLDERS' EQUITY
   Accumulated deficit                                                                                         (221,699)
                                                                                                        ---------------

Total Liabilities and Stockholders' Equity                                                              $     7,652,200
                                                                                                        ===============

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                        COMBINED STATEMENT OF OPERATIONS

                     ELEVEN MONTHS ENDED DECEMBER 31, 1993

REVENUE
   Rooms                                                                                                $     2,017,690
   Telephone                                                                                                     60,376
   Other                                                                                                         12,988
                                                                                                        ---------------

   Total revenue                                                                                              2,091,054


COST OF SALES
   Rooms Department                                                                  $      528,768
   Telephone Department                                                                      53,779             582,547
                                                                                     --------------     ---------------

   Gross operating income                                                                                     1,508,507


GENERAL AND UNAPPLIED EXPENSES
   Administrative and general                                                               183,621
   Sales, marketing and finance                                                             144,717
   Utilities                                                                                119,390
   Maintenance                                                                               70,703            (518,431)
                                                                                     --------------

CAPITAL EXPENSES
   Property insurance                                                                        56,871
   Real estate taxes                                                                         48,088            (104,959)
                                                                                     --------------     ---------------

Income before other expenses                                                                                    885,117

OTHER EXPENSES
   Amortization                                                                              50,900
   Interest expense                                                                         626,830
   Depreciation expense                                                                     248,070            (925,800)
                                                                                     --------------     ---------------

Net Loss                                                                                                $       (40,683)
                                                                                                        ===============

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                   COMBINED STATEMENT OF ACCUMULATED DEFICIT

                     ELEVEN MONTHS ENDED DECEMBER 31, 1993

Balance at beginning of period                                                                          $      (181,016)


Net loss for the period                                                                                         (40,683)
                                                                                                        ---------------

Balance at end of period                                                                                $      (221,699)
                                                                                                        ===============


         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                        COMBINED STATEMENT OF CASH FLOWS

                     ELEVEN MONTHS ENDED DECEMBER 31, 1993

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                                             $       (40,683)
   Adjustments to reconcile net loss to net cash and cash equivalents:
      Depreciation                                                                                              248,070
      Amortization                                                                                               50,900
      Increase in receivables                                                                                   (20,042)
      Increase in prepaid expenses                                                                              (10,841)
      Increase in accounts payable and accrued expenses                                                          72,718
      Decrease in accounts payable - construction costs                                                        (304,572)
                                                                                                        ---------------

   Net cash used in operations                                                                                   (4,450)

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                                          (473,384)
   Increase in other assets                                                                                     (91,948)
                                                                                                        ---------------

   Net cash used in investing activities                                                                       (565,332)


CASH FLOWS FROM FINANCING ACTIVITIES
   Increase in intercompany account                                                                             262,407
   Proceeds from long-term debt                                                                                 517,816
   Payments to stockholder                                                                                      (94,418)
   Principal payments on long-term debt                                                                        (117,398)
                                                                                                        ---------------

   Net cash provided by financing activities                                                                    568,407
                                                                                                        ---------------

Net decrease in cash and cash equivalents                                                                        (1,375)

Cash and cash equivalents at beginning of period                                                                 34,031
                                                                                                        ---------------

Cash and cash equivalents at end of period                                                              $        32,656
                                                                                                        ===============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the period for interest                                                             $       624,766

         The accompanying notes are an integral part of this statement.

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1993

BUSINESS

   Capital Circle Hotel Company was organized on August 9, 1990, in the State of Florida for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until January 31, 1992, with hotel operations beginning on February 1, 1992. The Company currently operates Sleep Inn Hotels in Tallahassee, Destin and Sarasota, Florida, with construction in progress on a Sleep Inn at Orange Beach, Alabama.

   Ocean Springs Hotel Company was organized on December 28, 1993, in the State of Mississippi for the purpose of ownership and management of hotels. The Company was in the construction stage from its formation until February 28, 1995, with the hotel operations beginning on March 1, 1995.

COMBINED FINANCIAL STATEMENTS

   The Companies are under common management and control. The president and sole stockholder of Capital Circle Hotel Company is also the president of Ocean Springs Hotel Company.

NOTE A - SUMMARY OF ACCOUNTING POLICIES

   A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.    FINANCIAL STATEMENTS

   The accompanying financial statements only include the accounts of the Company's Sleep Inn Hotels located at Tallahassee, Destin and Sarasota, Florida. The statement of operations includes eleven months for the hotels located at Tallahassee and Destin and nine months for the hotel located at Sarasota. The hotel located at Ocean Springs was not under construction at December 31, 1993. All intercompany transactions have been eliminated.

   The Company changed its accounting year ending from January 31 to December
   31.

    2.    CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1993

NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    3.    ACCOUNTS RECEIVABLE

   The Companies consider the accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

    4.    PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment are stated at cost, including capitalized interest and other costs incurred during the period of construction. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives on a straight-line basis for financial and tax purposes. The estimated lives used are:

          Buildings and improvements                           35 years

          Machinery and equipment                          5 - 15 years

          Office furniture and equipment                    5 - 7 years

    5.    AMORTIZATION OF OTHER ASSETS

   Hotel franchise - Franchise costs are capitalized in the year the franchise is acquired. Franchises acquired after August 10, 1993, are amortized straight-line over fifteen years beginning with date acquired.

   Costs incurred to obtain long-term financing are deferred and amortized over the terms of the related financing on a straight-line basis.

   Preopening costs and expense are capitalized as incurred and amortized straight-line over five years beginning with the month of hotel occupancy.

    6.    INCOME TAXES

   The income taxes on the net earnings for the year are payable personally by the stockholders pursuant to an election as an S Corporation under the Internal Revenue Code not to have the Company taxed as a corporation.

                                 ( Continued )

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1993

NOTE A - SUMMARY OF ACCOUNTING POLICIES  (Continued)

    7.    CONCENTRATION OF CREDIT RISK - CASH

   The Companies maintain their cash balances primarily in two financial institutions which, at times, may exceed federally insured limits. The Companies have not experienced any losses in such accounts and believe they are not exposed to any significant credit risk on cash and cash equivalents.

    8.    CONCENTRATION OF CREDIT RISK - CREDIT RECEIVABLES

   Credit receivables have concentration of credit risks in the hotel sector. The Companies rent rooms on a daily basis to individuals and to companies. Historically, the Companies have not experienced significant losses related to receivables from individual customers or groups of customers.

    9.    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

   In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those amounts.

NOTE B - OTHER ASSETS

   Other assets consist of:

      Sleep Inn franchises                                                                              $       105,000

      Deferred financing costs and fees of obtaining financing to be amortized over the term of the related financing beginning
          February, 1993                                                                                          3,681

      Preopening costs and expense                                                                              330,309
          Less amortization over five years beginning with the month of
            occupancy                                                                                            96,407
                                                                                                        ---------------
                                                                                                                233,902
                                                                                                        ---------------

                                                                                                        $       342,583
                                                                                                        ===============

                          CAPITAL CIRCLE HOTEL COMPANY
                                 AND AFFILIATE,
                          OCEAN SPRINGS HOTEL COMPANY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1993


NOTE C - LONG-TERM DEBT

   Details of long-term debt at December 31, 1993, were as follows:


      Note payable to a mortgage company, due in monthly installments of
      $20,951, including interest with final installment of $2,158,574 due
      February, 1997.  Collateralized by Hotel property.                                                $     2,180,975


      Note payable to a mortgage company, due in monthly installments of
      $22,618, including interest with final installment of $2,330,278 due
      June, 1997.  Collateralized by Hotel property.                                                          2,358,509


      Note payable to a mortgage company.  Due in monthly installments of
      $24,284, including interest with final installment of $2,501,982 due
      March, 1998.  Collateralized by Hotel property.                                                         2,541,510


      Unsecured note payable to a bank.  Due in monthly installments of
      $145, including interest.                                                                                     988
                                                                                                        ---------------
                                                                                                              7,081,982

      Less current maturities                                                                                    38,152
                                                                                                        ---------------

                                                                                                        $     7,043,830
                                                                                                        ===============

   Aggregate maturities of long-term debt for the next four years are as follows:

                         1994                                  $       38,152
                         1995                                          41,465
                         1996                                          46,262
                         1997                                       4,473,774
                      Thereafter                                    2,482,329


                               INDEX TO EXHIBITS

        10.1 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc. and Crossroads Hospitality Tenant Company, L.L.C. (Poplar Bluff, Missouri).

        10.2 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc. and Crossroads Hospitality Tenant Company, L.L.C. (Rock Falls, Illinois).

        10.3 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc. and Crossroads Hospitality Tenant Company, L.L.C. (Somerset, Kentucky).

        10.4 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc. and
                Crossroads Hospitality Tenant Company, L.L.C. (Miner, Missouri).

        10.5 First Amendment to Lease Agreement dated effective as of October 1, 1996 by and between Host Funding, Inc. and Crossroads Hospitality Tenant Company, L.L.C. (San Diego, California).